               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 16 to the Registration Statement (Form N-1A) (No. 33-67490) of Delaware Group Adviser Funds of our reports dated December 8, 2000, included in the 2000 Annual Reports to shareholders.


/s/ Ernst & Young LLP
-------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
February 26, 2001

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware New Pacific Fund

We have audited the accompanying statement of net assets and the statement of assets and liabilities of Delaware New Pacific Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 1996 were audited by other auditors whose report dated December 20, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware New Pacific Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
-------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
December 8, 2000

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware Overseas Equity Fund

We have audited the accompanying statement of net assets of Delaware Overseas Equity Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 1996 were audited by other auditors whose report dated December 20, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Overseas Equity Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
-------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
December 8, 2000

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Adviser Funds - Delaware U.S. Growth Fund

We have audited the accompanying statement of net assets of Delaware U.S. Growth Fund (the "Fund") as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended October 31, 1996 were audited by other auditors whose report dated December 20, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
-------------------
Ernst & Young LLP
Philadelphia, Pennsylvania
December 8, 2000